UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Rd, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2022 is filed herewith.

EAGLE POINT
CREDIT COMPANY

FIRST HALF 2022 SEMIANNUAL REPORT

NYSE:ECC

Eagle Point Credit Company Inc.

Semiannual Report – June 30, 2022

Letter to Stockholders and Management Discussion of Company Performance

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2022.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

The first six months of 2022 proved to be challenging as global markets continued to price in increased risk of recession, persistent inflation, geopolitical instability and the impact of supply chain challenges. For risk assets, it was one of the worst half-year performances on record. We witnessed the largest first-half decline in the S&P 500 in over 60 years, with the index falling 21%. High yield bonds declined over 14%, the second-largest six month loss on record (trailing only the second half of 2008). Investment grade bonds also declined over 14%, the largest six month loss in almost 14 years.

Loans meaningfully outperformed many other asset classes in the first half of 2022. The senior secured nature of the asset class, along with their floating rate structure, allowed loans to remain more resilient through the challenging first half.

Despite few corporate defaults, the value of CLO equity securities generally fell as yields demanded in the secondary market widened meaningfully. While nearly all CLO securities faced mark-to-market drawdowns during the first half of 2022, our portfolio continued to generate strong cash flows. Indeed, recurring cash flows from our portfolio totaled $89 million during the first half. Further, it is in environments of loan price volatility where we believe CLO structures – and CLO equity in particular – are set up to outperform over the medium-term. Historically, it has been a good time to invest in CLO equity when loan prices are low. This is largely driven by CLOs’ high front-loaded cash flows and an ability to reinvest loan principal repayments (which are at par) into discounted loans in the secondary market. CLOs can do this with confidence due to their CLO long-term non-mark-to-market financing structure.

For the six months ended June 30, 2022, the Company recorded a decrease in net assets resulting from operations of $122 million, or $2.95 per weighted average common share.1 This represents

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

a GAAP ROE of -21.86% during the first half of 2022.2 From December 31, 2021 through June 30, 2022, the Company’s NAV decreased 25% from $13.39 per common share to $10.08 per common share. During this period, we declared and paid $0.78 per share in regular monthly distributions to our common stockholders. Additionally, we paid a special distribution of $0.50 per common share on January 24, 2022 to stockholders of record as of December 23, 2021.

Through the market volatility, we continued to position the portfolio to create long-term shareholder value by using our Adviser’s proactive approach in managing the Company. Beyond the consistent cash flows generated by our investment portfolio in the first half of 2022, we:

▪	Materially strengthened the Company’s balance sheet through the issuance of long-term unsecured debt at our lowest cost of capital to-date. We used the majority of the proceeds to redeem significantly higher cost of capital preferred stock and unsecured debt.

▪	Completed several new issue and reset transactions in addition to opportunistically purchasing investments on the secondary CLO market, enabling the Company to benefit from increased prospective cash flow and extending the weighted average remaining reinvestment period of the Company’s CLO equity portfolio by approximately four months despite six months of time decay.

▪	As a result of the strong cash flows from our portfolio and growing NII, we increased our monthly common distribution by 17% to $0.14 per share beginning in April 2022.

▪	Declared a special distribution to stockholders of $0.25 per common share on August 16, 2022 payable on October 31, 2022 to stockholders of record as of October 11, 2022. This will be the second special distribution paid during 2022.

We believe our portfolio continues to have the potential for further meaningful upside. The loss-adjusted yields on our CLO equity portfolio (excluding called CLOs) increased 3.57% from December 2021 during the first half of 2022, ending at 22.18% as of June 30, 2022, which we believe represents an attractive value.

Our recurring cash flows from our investment portfolio (exclusive of cash flows from called investments) remained strong and totaled $89 million during the first half of 2022, or $2.15 per weighted average common share, representing a 3% per share increase versus cash flows of $69 million, or $2.09 per weighted average common share, received in the first half of 2021.

We continue to prudently and actively manage the Company’s capital structure while raising capital to take advantage of available investment opportunities. During the first half of 2022, the Company raised $77.6 million of additional common equity through our at-the-market (“ATM”) program. These issuances were beneficial to the Company as shares were issued at a

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

premium to NAV with net proceeds utilized to, among other things, expand our investment portfolio.

We also utilized the ATM program to raise an additional $10.1 million of capital through the issuance of shares of our Series C Term Preferred Stock and Series D Preferred Stock.

In addition, we were very pleased to capitalize on attractive market conditions at the beginning of the year by issuing $93 million of 5.375% Notes due 2029 (the “ECCV Notes”) in January. This enabled us to considerably lower our cost of capital by 63 basis points, as well as further extend the weighted average maturity of our outstanding debt and preferred stock by 6 months.

The ECCV Notes represent the Company’s largest $25-denominated issuance ever and our lowest cost of financing to-date. The Company used the majority of the proceeds from this offering to fully redeem the remaining 7.75% Series B Term Preferred Stock, the 6.75% Notes due 2027 (the “ECCY Notes”) and half of the 6.6875% Notes due 2028 (the “ECCX Notes”).

As a result, we have no financing maturities prior to April 2028. All of our debt and preferred stock is fixed rate and we have no secured or “repo”-style financing whatsoever. The weighted average maturity of our outstanding financing stood at 7.7 years3 as of June 30, 2022, compared to 7.6 years as of December 31, 2021. Thanks to our strong balance sheet, we actively deployed $161 million into new CLO equity and debt investments in the first half of 2022.

As of July 31, 2022, management’s unaudited estimate of the range of the Company’s NAV per common share was between $10.79 and $10.89. The midpoint of this range represents an increase of 7.5% compared to the NAV per common share as of June 30, 2022. As of July 31, 2022, we have over $50 million in cash available for investment.

While the CLO market continues to command attention from investors worldwide, we believe the CLO market, and CLO equity in particular, remains inefficient and attractive. In less efficient markets, specialization matters and the Company benefits from the investment experience of our Adviser, which applies a proprietary, private equity style investment approach to the fixed income market. This approach seeks to maximize returns while mitigating potential risks. We believe the scale and experience of our Adviser in CLO investing provides the Company with meaningful advantages.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of June 30, 2022, the NAV per share of the Company’s common stock was $10.08. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $11.78 on June 30, 2022, representing a 16.87% premium to NAV per share.4 For the six months ended June 30, 2022, the Company’s total return to common stockholders, on a market price basis and assuming reinvestment of distributions, was approximately -7.14%.5

From our IPO on October 7, 2014 through June 30, 2022, our common stock has traded on average at a 10.7% premium to NAV. As of July 31, 2022, the closing price per share of common stock was $11.70, a premium of 7.93% compared to the midpoint of management’s unaudited and estimated NAV range of $10.79 to $10.89 as of July 31, 2022.

In connection with our at-the-market offering program, the Company sold 5.8 million shares of our common stock during the six months ended June 30, 2022 for total net proceeds to the Company of approximately $77.6 million.

During the first half of 2022, the Company paid to common stockholders aggregate distributions totaling $1.28 per share of common stock, inclusive of a $0.50 per share special distribution. An investor who purchased common stock as part of our IPO at $20.00 per share has received total cash distributions of $16.54 per share since the IPO. A certain portion of these distributions was comprised of a return of capital as described at the time of the applicable distribution.6

For the quarters ended March 31, 2022 and June 30, 2022, the Company recorded net investment income and net realized gains of $0.30 and $0.43 per weighted average common share, respectively. Excluding non-recurring expenses related to the ECCV Notes offering and the redemption of the Series B Term Preferred Stock, ECCY Notes and partial redemption of ECCX Notes, our first quarter income per weighted average common share would have been $0.40.

Given the strength of the Company’s financial performance and our outlook for future performance, the Company was pleased to raise its common monthly distribution by 17% to $0.14 per share from $0.12 per share, beginning in April 2022.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

reinvestment is at a discount (up to five percent) to the prevailing market price. If the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the prevailing market price subject to certain restrictions. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Other Securities

In addition to our common stock, the Company has five other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
6.50% Series C Term Preferred Stock due 2031	ECCC	$54.2 million	6.50%	Monthly	June 2024	June 2031
6.75% Series D Preferred Stock	ECC PRD	$27.3 million	6.75%	Monthly	November 2026	Perpetual
6.6875% Notes due 2028	ECCX	$32.4 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$44.9 million	6.75%	Quarterly	March 2024	March 2031
5.375% Notes due 2029	ECCV	$93.3 million	5.375%	Quarterly	January 2025	January 2029

Pursuant to our at-the-market offering program, the Company sold 323,129 shares of its Series C Term Preferred Stock and 90,937 shares of its Series D Preferred Stock during the six months ended June 30, 2022 for total net proceeds to the Company of approximately $10.1 million.

The Company capitalized on favorable market conditions in the beginning of the year and issued its ECCV Notes in January 2022 at a fixed coupon of 5.375%, our lowest cost of capital to date. With the proceeds from the offering, we fully redeemed the remaining outstanding shares of Series B Term Preferred Stock and ECCY Notes, and redeemed 50% of the ECCX Notes. As a result, we significantly lowered our overall cost of capital on a prospective basis.

Further, the weighted average maturity on our outstanding notes and preferred stock as of June 30, 2022 increased to approximately 7.7 years, compared to 7.6 years at the end of 2021. In addition, all of our financing is fixed rate, providing us with added certainty in a rising rate environment.

As of June 30, 2022, we had debt and preferred securities outstanding which totaled approximately 37% of our total assets (less current liabilities). Over the long term, management

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

expects to operate the Company generally with leverage within a range of 25% to 35% of total assets under normal market conditions. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Monthly Common Distributions

The Company paid three monthly distributions of $0.12 per share of common stock from January 2022 through March 2022, paid four monthly distributions of $0.14 per share of common stock from April 2022 through July 2022, and declared monthly distributions of $0.14 per share of common stock through December 2022. In the aggregate, we paid monthly distributions totaling $0.92 per share of common stock in 2022 as of July 31. Please note the actual frequency, components and amount of such distributions are subject to variation over time.

Special Distributions to Common Stockholders

In order to maintain our tax status as a regulated investment company (“RIC”), the Company is generally required to pay distributions to holders of its common stock in an amount equal to substantially all of the Company’s taxable income within one year of the end of its tax year.

For our tax year ended November 30, 2021, taxable income exceeded the aggregate amount distributed to common stockholders with respect to such tax year. As a result, the Company paid a special distribution of $0.50 per common share on January 24, 2022 to stockholders of record as of December 23, 2021.

Based on preliminary estimates, the Company's taxable income for the tax year ending November 30, 2022 is anticipated to exceed the aggregate regular distributions paid to common stockholders with respect to such tax year. As a result, the Company declared a special distribution of $0.25 per common share on August 16, 2022 payable on October 31, 2022 to stockholders of record as of October 11, 2022.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

Portfolio Overview

First Half 2022 Portfolio Update

Our portfolio continues to generate strong cash flows. During the six months ended June 30, 2022, the Company received cash distributions from our portfolio, excluding called CLOs, of $88.9 million, or $2.15 per weighted average common share. When distributions from called CLOs are included, the totals increase to $107.1 million, or approximately $2.59 per weighted average common share.

During the six months ended June 30, 2022, the Company made 27 new CLO equity and debt investments with total purchase proceeds of approximately $160.5 million. The Company also sold 3 CLO equity and debt investments, generating aggregate sales proceeds of approximately $11.8 million.

We note that while the market for CLO AAA spreads is about 200 basis points over Libor or SOFR, the weighted average AAA spread (over Libor or SOFR) of the CLOs in which we hold equity is 113 basis points. This is very much “in the money” and we believe represents a path for continued strong earnings for the Company.

Included within this semiannual report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of June 30, 2022.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

Market Overview7

Loan Market

Senior secured loans to larger US companies comprise the vast majority of our CLOs’ underlying portfolios. The Credit Suisse Leverage Loan Index8 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a total return of -4.45% in the first half of 2022. Despite the negative return, U.S. leveraged loans have continued to outperform most other risk assets.

While nearly all loans fell in price during the first half, the dispersion between riskier and higher-quality issuers increased, as lower-rated borrowers were more significantly discounted in the secondary market. Importantly, loan downgrades remain limited with CCC-rated loans accounting for approximately 4% of the market at quarter end.

The percentage of loans trading below 80 increased just modestly quarter-over-quarter and they represented less than 3% of the market at June 30. The majority of loans were priced in the low 90s. As we have stated in the past, we expect CLOs that are within their reinvestment periods that are able to reinvest par repayments from existing loans into discounted loans in the secondary market will be net beneficiaries over the medium term. For existing CLOs, an environment of loan price volatility, continued par prepayments on loans and limited defaults allows for greater relative value trading opportunities. Indeed, during the second quarter, the annualized prepayment rate for loans was over 14%. In these markets, for newly issued CLOs, it is an attractive environment to ramp portfolios with new, high-quality loans at handsome discounts to par. For secondary CLO equity purchases, we are able to capitalize on materially discounted prices for CLO equity securities.

As recessionary fears continue to weigh on the market, concerns over the impact of increasing inflation, rising interest rates and supply chain issues remained amongst the prevailing risks identified by investors. The retail investor base took to a defensive risk-off position, reversing flows into loan mutual funds. For the first half of 2022, mutual funds and ETFs investing in U.S. leveraged loans experienced net inflows of $16.5 billion, compared to $27.7 billion of inflows for the same period in 2021.9

In concert with spread widening, U.S. leveraged loan issuance slowed significantly and refinancing activity remained quiet. Institutional loan issuance finished the first half of 2022 at $171.8 billion, compared to $330.7 billion for the first half of 2021. Total institutional loans outstanding stood at $1.4 trillion as of June 30, 2022.

The loan market recorded just two defaults in the first half of 2022. While defaults are expected to increase, the par-weighted default rate for U.S. leveraged loans finished June at 0.28%, near

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

all-time record lows. This compares to 1.25% at the end of June 2021 and the long-term default rate of 2.8%.10

We remain aware of greater leverage used by many borrowers in the loan market (and in our underlying portfolios). Many corporate borrowers took advantage of the strong demand for loans to refinance their existing debt, and in return, were able to extend the maturity dates of their debt outstanding. As such, the vast majority of the loan market matures beyond 2025. Only 8.4% of the loans in the portfolios of our underlying CLO equity positions mature prior to 2025.

CLO Market

The CLO market maintained steady momentum of new CLO creation into the second quarter, one of few areas of issuance across risk assets. While CLO liability spreads widened in parallel with the loan market, the underlying fundamentals for pricing a new CLO remained attractive. Total volumes for U.S. CLO new issuance were lower year-over-year, but still recorded a healthy figure of $71 billion for the first half of 2022.

In the primary market, average CLO AAA spreads reached 200 basis points over SOFR at June 30, a 54 basis point increase quarter-over-quarter, and nearly 86 basis points higher from the start of the year. Amidst the challenging macro and technical environment, a handful of U.S. banks – historically some of the lead buyers of CLO AAAs – paused on new commitments, putting further pressure on pricing. Through July, liability costs have continued to push wider, breaking the 200-point threshold for the first time since December 2020.

While the new issue market remained open in the second quarter, many new CLOs were priced with less than optimal structures. In June specifically, the market saw an increasing number of shorter-dated and static CLOs. As equity investors, we are acutely aware of the relationship between a demonstrable track record of consistent and strong CLO performance, and a CLO manager’s ability to secure attractive financing costs in periods like the present. For opportunistic equity investors able to secure CLO debt financing, a number of new “print-and-sprint” CLOs also priced during the final month of the quarter.

CLO refinancing and reset activity held to the sidelines for most of the first half of 2022. We expect near-term opportunities to refinance to remain muted in the wake of widening liability costs. In total, $5 billion in refinancings and $20 billion in resets were completed in the first half of 2022.

While we have started to see distressed ratios within the loan market increase, concentrations of CCC-rated loans within CLOs remain low at 4% and overcollateralization cushions are healthy. Risk of a near-term disruption in cash flows remains minimal.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

As we look into the back half of the year, we remain constructive on the overall composition of our portfolio, but we acknowledge the uncertainties ahead. The largest risk for the CLO equity asset class, in our opinion, continues to be mark-to-market volatility, not ultimate loss of capital. It is this ability of CLOs to buy loans at large discounts to par (without any risk to its financing structure) in a stressed market environment that have enabled CLOs to exhibit strong performance through multiple market cycles. While past performance is not a prediction of future results, the proven playbook of CLOs, with locked-in financing longer than its assets, remains unchanged.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $10.79 and $10.89 as of July 31, 2022. The midpoint of this range represents an increase of 7.5% compared to the NAV per common share as of June 30, 2022.

On July 29, 2022, the Company paid a monthly distribution of $0.14 per common share to holders of record on July 11, 2022. Additionally, and as previously announced, the Company declared distributions of $0.14 per share of common stock payable on each of August 31, 2022, September 30, 2022, October 31, 2022, November 30, 2022 and December 30, 2022 to holders of record on August 11, 2022, September 12, 2022, October 11, 2022, November 10, 2022 and December 12, 2022, respectively.

On August 16, 2022, the Company declared a special distribution of $0.25 per share payable on October 31, 2022 to holders of record as of October 11, 2022.

On July 29, 2022, the Company paid a monthly distribution of $0.135417 per share of the Company’s Series C Term Preferred Stock to holders of record on July 11, 2022. Additionally, and as previously announced, the Company declared distributions of $0.135417 per share on Series C Term Preferred Stock, payable on each of August 31, 2022, September 30, 2022, October 31, 2022, November 30, 2022 and December 30, 2022 to holders of record on August 11, 2022, September 12, 2022, October 11, 2022, November 10, 2022 and December 12, 2022, respectively.

On July 29, 2022, the Company paid a monthly distribution of $0.140625 per share of the Company’s Series D Preferred Stock to holders of record on July 11, 2022. Additionally, and as previously announced, the Company declared distributions of $0.140625 per share on Series D Preferred Stock, payable on each of August 31, 2022, September 30, 2022, October 31, 2022, November 30, 2022 and December 30, 2022 to holders of record on August 11, 2022, September 12, 2022, October 11, 2022, November 10, 2022 and December 12, 2022, respectively.

Pursuant to the “at-the-market” offering, in the period from July 1, 2022 through July 31, 2022, the Company issued 1 million shares of our common stock for total net proceeds to the Company of approximately $11.9 million.

In the period from July 1, 2022 through July 31, 2022, the Company received recurring cash distributions on its investment portfolio (exclusive of cash flows from called investments) of $38.8 million. During that same period, the Company deployed $11.1 million in net capital into CLO debt and equity investments. As of July 31, 2022, the Company had over $50 million of cash available for investment.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2022. The views and opinions in this letter were current as of July 31, 2022. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 14 for endnotes.

ABOUT OUR ADVISER

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO Securities and other income-oriented credit investments. As of June 30, 2022, our Adviser had approximately $7.2 billion of assets under management (inclusive of undrawn capital commitments).11

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.
[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.
[3]	For purposes of the weighted average maturity calculation, a 10-year maturity is assumed for the Series D Preferred Stock. The Company’s Series D Preferred Stock is “perpetual” and has no fixed maturity date.
[4]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.
[5]	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
[6]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[7]	JPMorgan Chase & Co.; S&P Capital IQ; S&P LCD; Credit Suisse.
[8]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[9]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2022 reports).
[10]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.
[11]	Calculated in the aggregate with its affiliate Eagle Point Income Management LLC.

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Important Information about this Report and Eagle Point Credit Company Inc.

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2022. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of June 30, 2022.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity held by the Company as of June 30, 2022 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2022 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2022 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2022 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of June 30, 2022.
[3]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[6]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 7.4%.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of June 30, 2022 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2022 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2022)[1]

Cash: $11.0 million[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2022)[2]

Number of Unique Underlying Loan Obligors	1,862
Largest Exposure to an Individual Obligor	0.83%
Average Individual Loan Obligor Exposure	0.05%
Top 10 Loan Obligors Exposure	5.71%
Currency: USD Exposure	98.46%
Aggregate Indirect Exposure to Senior Secured Loans[3]	93.91%
Weighted Average Junior OC Cushion	4.20%
Weighted Average Market Value of Loan Collateral	91.72%
Weighted Average Stated Loan Spread	3.60%
Weighted Average Loan Rating[4]	B+/B
Weighted Average Loan Maturity	4.8 years
Weighted Average Remaining CLO Reinvestment Period	3.3 years

Please see footnote disclosures on page 17.

Top 10 Underlying Obligors[2]

Obligor	% of Total
Cablevision	0.8%
Asurion	0.8%
Numericable	0.7%
Transdigm	0.5%
American Airlines	0.5%
Centurylink	0.5%
Athenahealth	0.5%
Howden	0.5%
Mcafee Enterprise	0.5%
Acrisure	0.4%
Total	5.7%

Rating Distribution of Underlying Obligors[2,4]

Top 10 Industries of Underlying Obligors[2,5,6]

Industry	% of Total
Technology	9.9%
Health Care	9.4%
Publishing	7.5%
Financial Intermediaries	5.4%
Diversified/Conglomerate Service	4.6%
Telecommunications	4.1%
Lodging & Casinos	4.1%
Building & Development	4.1%
Commercial Services & Supplies	4.0%
Technology: Hardware & Equipment	3.6%
Total	56.6%

Maturity Distribution of Underlying Obligors[2]

Please see footnote disclosures on page 17.

Consolidated Financial Statements for the Six Months Ended

June 30, 2022 (Unaudited)

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $805,346,477)	$649,807,658
Interest receivable	24,807,595
Cash and cash equivalents	13,998,717
Receivable for securities sold	2,236,794
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	520,514
Prepaid expenses	280,226
Total Assets	691,651,504

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $32,423,800) (Note 7)	31,580,781

5.375% Unsecured Notes due 2029, at fair value under the fair value option (aggregate principal amount of $93,250,000) (Note 7)	86,163,000

6.75% Unsecured Notes due 2031, at fair value under the fair value option (aggregate principal amount of $44,850,000) (Note 7)	43,020,120

6.50% Series C Term Preferred Stock due 2031 (Note 6):
6.50% Series C Term Preferred Stock due 2031, at fair value under the fair value option (2,169,967 shares outstanding)	50,972,525
Unamortized share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	212,025
6.50% Series C Term Preferred Stock due 2031, at fair value, plus associated unamortized share issuance premium	51,184,550

Payable for securities purchased	5,185,793
Incentive fee payable	5,063,528
Management fee payable	2,263,364
Professional fees payable	387,965
Directors' fees payable	198,750
Administration fees payable	188,217
Due to affiliates	34,090
Tax expense payable	10,000
Other expenses payable	28,704
Total Liabilities	225,308,862

TEMPORARY EQUITY
6.75% Series D Preferred Stock (1,090,937 shares outstanding) (Note 6)	26,139,885

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to common stock, $0.001 par value, 100,000,000 shares authorized, 43,682,137 shares issued and outstanding	$440,202,757

NET ASSETS consist of:
Paid-in capital (Note 5)	$599,351,114
Aggregate distributable earnings (losses)	(167,448,897)
Accumulated other comprehensive income (loss)	8,300,540
Total Net Assets	$440,202,757
Net asset value per share of common stock	$10.08

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment	Maturity Date	Reference Rate and Spread	Interest Rate/ Effective Yield	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value
CLO Debt ⁽⁴⁾ ⁽⁵⁾
Structured Finance
Barings CLO Ltd. 2022-I	Secured Note - Class E	04/15/35	3M S+7.00%	8.01%	03/18/22	$4,450,000	$4,090,839	$4,159,860	0.94%
Barings CLO Ltd. 2022-II	Secured Note - Class E	07/15/35	3M S+7.84%	9.96%	06/21/22	1,080,000	1,069,200	1,069,200	0.24%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D	04/15/34	3M L+6.00%	7.04%	02/02/21	1,250,000	1,238,948	1,095,125	0.25%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class D	04/15/35	3M S+3.40%	4.32%	03/15/22	850,000	848,725	784,550	0.18%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R	04/19/29	3M L+6.80%	7.84%	02/23/18	2,450,000	2,401,645	1,853,180	0.42%
CIFC Funding 2022-I, Ltd.	Secured Note - Class E	04/17/35	3M S+6.40%	6.83%	01/27/22	1,700,000	1,700,000	1,558,050	0.35%
Dryden 53 CLO, Ltd.	Secured Note - Class F	01/15/31	3M L+7.50%	8.54%	11/28/17	1,095,000	1,058,157	850,268	0.19%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R ⁽⁶⁾	01/16/26	3M L+5.84%	6.88%	01/18/18	7,895,798	1,836,226	5,132,269	1.17%
Great Lakes CLO 2014-1, Ltd.	Secured Note - Class C-R	10/15/29	3M L+2.70%	3.74%	01/31/22	5,000,000	4,993,499	4,812,500	1.09%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2	07/21/31	3M L+1.80%	2.86%	10/21/21	10,310,000	10,304,846	9,932,654	2.26%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F ⁽⁶⁾	07/18/31	3M L+8.27%	9.31%	05/17/18	892,944	858,620	275,563	0.06%
Marathon CLO VII Ltd.	Secured Note - Class D ⁽⁶⁾	10/28/25	3M L+5.40%	6.64%	02/08/18	3,117,746	1,392,653	2,182,422	0.50%
Marathon CLO VIII Ltd.	Secured Note - Class D-R	10/18/31	3M L+6.44%	7.48%	08/14/18	4,150,000	4,088,694	2,766,805	0.63%
Marathon CLO XI Ltd.	Secured Note - Class D	04/20/31	3M L+5.50%	6.56%	02/06/18	1,650,000	1,650,000	1,086,195	0.25%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R	07/15/30	3M L+7.85%	8.89%	07/05/18	900,000	853,020	666,990	0.15%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R	10/15/34	3M L+6.75%	7.79%	08/27/21	762,500	762,500	675,499	0.15%
OZLM XXII, Ltd.	Secured Note - Class D	01/17/31	3M L+5.30%	6.34%	02/05/18	900,000	897,668	730,710	0.17%
Regatta X Funding Ltd.	Secured Note - Class D	01/17/31	3M L+2.75%	3.79%	06/02/22	1,850,000	1,767,988	1,714,580	0.39%
RR 3 Ltd.	Secured Note - Class C-R2	01/15/30	3M L+2.50%	3.54%	10/27/21	875,000	865,839	771,138	0.18%
Signal Peak CLO 5, Ltd.	Secured Note - Class D	04/25/31	3M L+2.65%	3.83%	10/28/21	2,300,000	2,278,926	2,098,750	0.48%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E	04/15/32	3M L+7.01%	8.05%	03/22/19	3,091,000	2,968,939	2,530,293	0.57%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R	01/15/35	3M S+7.00%	7.85%	02/04/22	1,175,000	1,173,531	1,083,115	0.25%
							49,100,463	47,829,716	10.87%
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾
Structured Finance
ALM VIII, Ltd.	Preferred Share ⁽⁹⁾	10/20/28	N/A	0.00%	06/02/16	8,725,000	-	17,450	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note	10/25/38	N/A	15.39%	09/04/20	9,250,000	6,854,009	5,185,237	1.18%
Anchorage Credit Funding 13, Ltd.	Subordinated Note	07/27/39	N/A	11.57%	05/25/21	1,200,000	1,161,657	812,574	0.18%
Ares XXXIV CLO Ltd.	Subordinated Note	04/17/33	N/A	19.91%	09/16/20	16,175,000	7,201,470	5,553,029	1.26%
Ares XLI CLO Ltd.	Income Note ⁽¹⁰⁾	04/15/34	N/A	17.65%	11/29/16	29,388,000	15,446,170	12,476,136	2.83%
Ares XLIII CLO Ltd.	Income Note ⁽¹⁰⁾	10/15/29	N/A	16.07%	04/04/17	30,850,000	16,506,832	12,594,292	2.86%
Ares XLIII CLO Ltd.	Subordinated Note	10/15/29	N/A	16.07%	11/10/21	1,505,000	737,190	535,072	0.12%
Ares XLIV CLO Ltd.	Subordinated Note	04/15/34	N/A	15.88%	10/06/21	10,000,000	4,265,025	3,267,054	0.74%
Ares XLVII CLO Ltd.	Subordinated Note	04/15/30	N/A	25.32%	10/22/20	8,500,000	4,611,433	3,603,134	0.82%
Ares LVIII CLO Ltd.	Subordinated Note	01/15/35	N/A	18.52%	08/17/21	6,175,000	4,395,893	3,842,616	0.87%
Ares LI CLO Ltd.	Income Note ⁽¹⁰⁾	07/15/34	N/A	19.79%	01/25/19	13,353,849	8,929,474	7,383,946	1.68%
Bain Capital Credit CLO 2016-2, Limited	Income Note ⁽⁹⁾ ⁽¹⁰⁾	01/15/29	N/A	0.00%	11/30/16	16,700,000	1,614,747	502,101	0.11%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note	04/18/34	N/A	17.74%	04/29/21	9,100,000	7,087,451	6,043,780	1.37%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note ⁽¹⁰⁾	10/25/34	N/A	20.70%	09/24/21	1,500,000	1,075,797	917,976	0.21%
Barings CLO Ltd. 2018-I	Income Note ⁽¹⁰⁾	04/15/31	N/A	12.74%	02/23/18	20,808,000	12,696,820	8,215,480	1.87%
Barings CLO Ltd. 2019-I	Income Note ⁽¹⁰⁾	04/15/35	N/A	18.24%	02/12/19	13,085,000	9,358,272	7,872,988	1.79%
Barings CLO Ltd. 2019-II	Income Note ⁽¹⁰⁾	04/15/36	N/A	18.95%	03/15/19	16,150,000	10,413,729	8,877,623	2.02%
Barings CLO Ltd. 2020-I	Income Note ⁽¹⁰⁾	10/15/36	N/A	33.55%	09/04/20	5,550,000	2,818,911	3,815,118	0.87%
Barings CLO Ltd. 2021-III	Subordinated Note	01/18/35	N/A	17.68%	11/17/21	2,000,000	1,625,962	1,426,191	0.32%
Barings CLO Ltd. 2022-I	Income Note ⁽¹⁰⁾	04/15/35	N/A	23.90%	03/18/22	7,500,000	5,970,000	6,611,224	1.50%
Barings CLO Ltd. 2022-II	Income Note ⁽¹⁰⁾	07/15/72	N/A	29.50%	06/21/22	10,800,000	4,116,593	4,116,597	0.94%
Basswood Park CLO, Ltd.	Subordinated Note	04/20/34	N/A	13.93%	08/17/21	4,750,000	4,099,456	3,267,155	0.74%
Battalion CLO IX Ltd.	Income Note ⁽¹⁰⁾	07/15/31	N/A	15.66%	07/09/15	18,734,935	11,312,882	7,351,290	1.67%
Battalion CLO 18 Ltd.	Income Note ⁽¹⁰⁾	10/15/36	N/A	37.98%	08/25/20	8,400,000	4,531,618	6,385,131	1.45%
Battalion CLO XIX Ltd.	Income Note ⁽¹⁰⁾	04/15/34	N/A	25.68%	03/11/21	8,600,000	4,949,184	5,384,719	1.22%
Battalion CLO XXIII Ltd.	Income Note ⁽¹⁰⁾	07/15/36	N/A	20.04%	05/19/22	8,800,000	7,026,386	7,053,825	1.60%
BBAM European CLO II DAC ⁽¹²⁾	Subordinated Note ⁽¹⁰⁾	10/15/34	N/A	18.34%	11/05/21	11,460,000	12,132,430	8,333,030	1.89%
Bethpage Park CLO, Ltd.	Income Note ⁽¹⁰⁾	10/15/36	N/A	17.95%	09/24/21	14,750,000	9,881,352	8,966,376	2.04%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note	10/22/30	N/A	20.32%	10/21/14	23,000,000	6,867,305	2,983,964	0.68%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note	07/30/30	N/A	36.68%	03/26/20	5,550,000	1,290,375	1,113,779	0.25%
BlueMountain CLO XXIII Ltd.	Subordinated Note	10/20/31	N/A	17.26%	02/24/21	6,340,000	4,393,439	3,158,629	0.72%
BlueMountain CLO XXIV Ltd.	Subordinated Note	04/20/34	N/A	28.69%	06/16/20	7,375,000	3,980,658	4,372,934	0.99%
BlueMountain CLO XXV Ltd.	Subordinated Note	07/15/36	N/A	25.59%	06/23/20	6,525,000	3,932,715	3,920,455	0.89%
Bristol Park CLO, Ltd.	Income Note ⁽¹⁰⁾	04/15/29	N/A	13.10%	11/01/16	34,250,000	18,826,378	9,846,387	2.24%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note	07/15/31	N/A	19.78%	06/02/16	10,800,000	3,553,994	2,320,101	0.53%
Carlyle US CLO 2017-4, Ltd.	Income Note	01/15/30	N/A	8.27%	10/13/17	9,000,000	5,091,566	2,975,339	0.68%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note	04/20/31	N/A	18.68%	03/23/21	4,730,000	2,548,178	1,805,661	0.41%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note	01/20/31	N/A	13.89%	02/18/21	6,625,000	4,549,365	3,063,464	0.70%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note ⁽¹⁰⁾	04/15/35	N/A	21.42%	04/13/21	7,005,000	5,279,570	5,470,946	1.24%
Carlyle US CLO 2021-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/34	N/A	22.26%	02/02/21	13,425,000	7,488,333	7,727,249	1.76%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note	04/20/34	N/A	15.06%	11/17/21	11,475,000	10,307,849	9,009,538	2.05%
Carlyle US CLO 2021-7, Ltd.	Income Note ⁽¹⁰⁾	10/15/35	N/A	18.84%	08/11/21	10,400,000	7,593,792	7,158,688	1.63%
Carlyle US CLO 2022-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/35	N/A	20.82%	03/15/22	8,150,000	6,477,620	6,427,607	1.46%
CIFC Funding 2013-II, Ltd.	Income Note ⁽¹⁰⁾	10/18/30	N/A	15.73%	06/06/14	17,265,625	5,751,544	3,235,112	0.73%
CIFC Funding 2014, Ltd.	Income Note ⁽¹⁰⁾	01/18/31	N/A	9.85%	06/06/14	16,033,750	6,129,692	3,373,353	0.77%
CIFC Funding 2014-III, Ltd.	Income Note	10/22/31	N/A	7.82%	02/17/15	19,725,000	7,270,868	4,038,968	0.92%
CIFC Funding 2014-IV-R, Ltd.	Income Note	01/17/35	N/A	12.47%	08/05/14	8,457,500	3,297,523	1,887,569	0.43%
CIFC Funding 2015-III, Ltd.	Income Note ⁽¹⁰⁾	04/19/29	N/A	15.74%	06/23/15	9,724,324	3,309,105	1,584,302	0.36%
CIFC Funding 2019-III, Ltd.	Subordinated Note	10/16/34	N/A	16.98%	04/18/19	2,875,000	2,126,270	1,885,381	0.43%
CIFC Funding 2019-IV, Ltd.	Income Note ⁽¹⁰⁾	10/15/36	N/A	16.46%	06/07/19	14,000,000	10,304,110	8,832,919	2.01%
CIFC Funding 2020-I, Ltd.	Income Note ⁽¹⁰⁾	07/15/32	N/A	31.04%	06/12/20	9,400,000	5,055,484	6,620,011	1.50%
CIFC Funding 2020-IV, Ltd.	Income Note ⁽¹⁰⁾	01/15/34	N/A	19.66%	12/11/20	7,900,000	5,735,597	5,544,699	1.26%
CIFC Funding 2021-III, Ltd.	Income Note ⁽¹⁰⁾	07/15/36	N/A	19.23%	04/23/21	17,275,000	10,498,518	10,220,027	2.32%
CIFC Funding 2021-VI, Ltd.	Income Note ⁽¹⁰⁾	10/15/34	N/A	18.81%	09/22/21	12,200,000	9,505,429	9,229,280	2.10%
CIFC Funding 2022-I, Ltd.	Income Note ⁽¹⁰⁾	04/17/37	N/A	18.57%	01/27/22	12,950,000	10,490,950	10,696,978	2.43%
Cutwater 2015-I, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	01/15/29	N/A	0.00%	05/01/15	31,100,000	10,475,769	4,763,928	1.08%
Dewolf Park CLO, Ltd.	Income Note ⁽¹⁰⁾	10/15/30	N/A	12.33%	08/10/17	7,700,000	5,004,105	3,129,073	0.71%
Dryden 53 CLO, Ltd.	Income Note	01/15/31	N/A	15.42%	11/28/17	7,684,999	4,145,907	2,564,083	0.58%
Dryden 64 CLO, Ltd.	Subordinated Note	04/18/31	N/A	36.49%	05/11/20	9,600,000	3,957,577	3,297,974	0.75%
Dryden 66 Euro CLO 2018 B.V. ⁽¹²⁾	Subordinated Note	01/18/32	N/A	9.74%	11/08/18	1,025,000	846,407	393,569	0.09%
Dryden 68 CLO, Ltd.	Income Note ⁽¹⁰⁾	07/15/49	N/A	16.82%	05/30/19	14,080,000	9,554,555	7,894,852	1.79%
Dryden 78 CLO, Ltd.	Subordinated Note	04/17/33	N/A	15.52%	02/04/21	1,000,000	796,242	646,370	0.15%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment	Maturity Date	Reference Rate and Spread	Interest Rate/ Effective Yield	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
Dryden 85 CLO, Ltd.	Income Note ⁽¹⁰⁾	10/15/49	N/A	24.17%	09/17/20	$8,610,000	$6,226,796	$6,605,110	1.50%
Dryden 88 Euro CLO 2020 DAC ⁽¹²⁾	Subordinated Note	07/20/34	N/A	14.90%	04/23/21	600,000	615,336	387,753	0.09%
Dryden 94 CLO, Ltd.	Income Note ⁽¹⁰⁾	07/15/37	N/A	19.19%	04/28/22	12,200,000	9,964,704	9,926,585	2.26%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note	01/20/30	N/A	23.20%	06/05/20	6,372,500	2,580,718	1,805,476	0.41%
Flagship CLO VIII, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	01/16/26	N/A	0.00%	10/02/14	27,360,000	-	32,713	0.01%
Generate CLO 9 Ltd.	Subordinated Note	10/20/34	N/A	17.69%	04/27/22	5,000,000	4,200,000	3,782,169	0.86%
Greywolf CLO IV, Ltd.	Subordinated Note	04/17/30	N/A	19.31%	03/26/21	7,520,000	4,179,313	3,307,217	0.75%
HarbourView CLO VII-R, Ltd.	Subordinated Note ⁽¹¹⁾	07/18/31	N/A	0.00%	09/29/17	1,100,000	399,175	1,100	0.00%
Lake Shore MM CLO I Ltd.	Income Note ⁽¹⁰⁾	04/15/33	N/A	25.73%	03/08/19	14,550,000	9,448,238	9,422,117	2.14%
KKR CLO 36 Ltd.	Subordinated Note	10/15/34	N/A	18.14%	05/03/22	6,000,000	4,875,000	4,433,691	1.01%
Madison Park Funding XXI, Ltd.	Subordinated Note	10/15/49	N/A	22.31%	08/22/16	6,462,500	3,781,035	3,297,867	0.75%
Madison Park Funding XXII, Ltd.	Subordinated Note	01/15/33	N/A	15.34%	10/30/18	6,327,082	3,974,030	3,107,192	0.71%
Madison Park Funding XL, Ltd.	Subordinated Note	02/28/47	N/A	10.65%	06/02/16	16,550,000	6,817,966	4,737,145	1.08%
Madison Park Funding XLIV, Ltd.	Subordinated Note	01/23/48	N/A	17.47%	11/16/18	8,744,821	5,193,819	4,301,666	0.98%
Madison Park Funding XLVII, Ltd.	Subordinated Note	01/19/34	N/A	16.08%	04/29/21	2,000,000	1,645,068	1,490,892	0.34%
Marathon CLO VI Ltd.	Subordinated Note ⁽¹¹⁾	05/13/28	N/A	0.00%	06/06/14	6,375,000	2,683,581	382,500	0.09%
Marathon CLO VII Ltd.	Subordinated Note ⁽¹¹⁾	10/28/25	N/A	0.00%	10/30/14	10,526,000	52,630	10,526	0.00%
Marathon CLO VIII Ltd.	Income Note	10/18/31	N/A	0.67%	06/16/15	16,333,000	8,896,451	3,417,974	0.78%
Marathon CLO X Ltd.	Subordinated Note ⁽¹¹⁾	11/15/29	N/A	0.00%	08/09/17	2,550,000	1,441,745	382,500	0.09%
Marathon CLO XI Ltd.	Subordinated Note	04/20/31	N/A	2.01%	02/06/18	2,075,000	1,461,949	596,073	0.14%
Marathon CLO XII Ltd.	Subordinated Note	04/18/31	N/A	1.42%	09/06/18	4,500,000	2,890,123	1,071,853	0.24%
OCP Euro CLO 2019-3 DAC ⁽¹²⁾	Subordinated Note	04/20/33	N/A	17.26%	05/26/21	1,500,000	1,368,821	953,400	0.22%
Octagon Investment Partners XIV, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	07/15/29	N/A	0.00%	06/06/14	20,572,125	7,240,991	2,314,632	0.53%
Octagon Investment Partners 26, Ltd.	Income Note ⁽¹⁰⁾	07/15/30	N/A	23.41%	03/23/16	13,750,000	5,377,980	3,886,096	0.88%
Octagon Investment Partners 27, Ltd.	Income Note ⁽¹⁰⁾	07/15/30	N/A	21.44%	05/25/16	11,804,048	5,011,841	3,389,883	0.77%
Octagon Investment Partners 29, Ltd.	Subordinated Note	01/24/33	N/A	14.57%	05/05/21	9,875,000	6,776,443	4,963,704	1.13%
Octagon Investment Partners 37, Ltd.	Subordinated Note	07/25/30	N/A	13.73%	05/25/21	1,550,000	1,038,833	735,041	0.17%
Octagon Investment Partners 44, Ltd.	Income Note ⁽¹⁰⁾	07/20/34	N/A	19.78%	06/19/19	13,500,000	9,344,822	8,545,398	1.94%
Octagon Investment Partners 46, Ltd.	Income Note ⁽¹⁰⁾	07/15/36	N/A	36.64%	06/26/20	10,650,000	4,759,505	6,702,350	1.52%
Octagon Investment Partners 48, Ltd.	Subordinated Note	10/20/34	N/A	16.52%	03/25/22	10,000,000	8,273,946	7,450,241	1.69%
Octagon Investment Partners 50, Ltd.	Income Note ⁽¹⁰⁾	01/16/35	N/A	25.66%	10/06/20	9,250,000	5,281,374	6,018,962	1.37%
Octagon 51, Ltd.	Income B Note	07/20/34	N/A	17.79%	04/16/21	10,350,000	8,317,033	7,700,367	1.75%
Octagon 55, Ltd.	Subordinated Note	07/20/34	N/A	16.30%	02/11/22	8,700,000	6,952,151	6,317,779	1.44%
Octagon 58, Ltd.	Income Note ⁽¹⁰⁾	07/15/37	N/A	18.25%	04/21/22	14,900,000	11,987,586	11,844,656	2.69%
OFSI BSL VIII, Ltd.	Income Note ⁽¹⁰⁾ ⁽¹¹⁾	08/16/37	N/A	0.00%	07/18/17	7,719,320	4,065,838	1,101,942	0.25%
Regatta VII Funding Ltd.	Subordinated Note	12/20/28	N/A	12.01%	10/01/21	6,450,000	2,792,690	1,539,309	0.35%
Regatta VII Funding Ltd.	Class R1A Note	06/20/34	N/A	54.20%	10/01/21	10,126,500	20,738	32,092	0.01%
Regatta VII Funding Ltd.	Class R2 Note	06/20/34	N/A	102.35%	10/01/21	10,126,500	118,339	288,753	0.07%
Regatta XX Funding Ltd.	Income Note ⁽¹⁰⁾	10/15/34	N/A	19.19%	08/04/21	11,000,000	7,407,757	6,647,413	1.51%
Regatta XXI Funding Ltd.	Subordinated Note	10/20/34	N/A	17.65%	06/10/22	9,000,000	6,746,670	5,981,753	1.36%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note	04/20/34	N/A	17.04%	06/14/21	7,500,000	5,591,035	4,701,193	1.07%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note	10/20/34	N/A	16.82%	04/22/22	26,264,625	21,340,008	18,311,306	4.16%
Steele Creek CLO 2015-1, Ltd.	Subordinated Note ⁽⁹⁾	05/21/29	N/A	0.00%	07/26/17	8,100,000	830,675	162,000	0.04%
Steele Creek CLO 2018-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/48	N/A	10.86%	03/28/18	11,370,000	6,799,302	3,740,345	0.85%
Steele Creek CLO 2019-1, Ltd.	Income Note ⁽¹⁰⁾	04/15/49	N/A	13.94%	03/22/19	8,500,000	5,968,622	3,681,558	0.84%
Taconic Park CLO Ltd.	Subordinated Note ⁽⁹⁾	01/20/29	N/A	0.00%	01/14/22	10,700,000	3,200,368	3,210,000	0.73%
Venture 41 CLO, Limited	Subordinated Note	01/20/34	N/A	20.80%	11/30/21	3,325,000	2,524,252	2,199,723	0.50%
Whetstone Park CLO, Ltd.	Subordinated Note	01/20/35	N/A	16.61%	05/03/22	10,560,000	8,896,800	8,251,114	1.87%
Wind River 2013-2 CLO Ltd.	Income Note ⁽¹⁰⁾	10/18/30	N/A	7.53%	06/06/14	11,597,500	5,730,739	3,048,344	0.69%
Wind River 2014-1 CLO Ltd.	Subordinated Note	07/18/31	N/A	5.24%	05/05/16	9,681,764	3,588,617	1,899,513	0.43%
Wind River 2014-3 CLO Ltd.	Subordinated Note	10/22/31	N/A	11.19%	12/17/14	11,000,000	5,400,909	2,970,653	0.67%
Wind River 2016-1 CLO Ltd.	Income Note ⁽⁹⁾ ⁽¹⁰⁾	07/15/28	N/A	0.00%	05/18/16	13,050,000	2,481,655	1,992,652	0.45%
Wind River 2016-1 CLO Ltd.	Subordinated Note ⁽⁹⁾	07/15/28	N/A	0.00%	05/18/16	900,000	112,522	135,000	0.03%
Wind River 2017-1 CLO Ltd.	Income Note ⁽¹⁰⁾	04/18/36	N/A	17.69%	02/02/17	17,700,000	10,280,257	8,286,674	1.88%
Wind River 2017-3 CLO Ltd.	Income Note ⁽¹⁰⁾	04/15/35	N/A	16.01%	08/09/17	23,940,000	15,061,188	11,944,446	2.71%
Wind River 2018-1 CLO Ltd.	Income Note ⁽¹⁰⁾	07/15/30	N/A	18.62%	06/22/18	15,750,000	10,351,528	7,685,432	1.75%
Wind River 2019-2 CLO Ltd.	Income Note ⁽¹⁰⁾	01/15/35	N/A	25.39%	09/20/19	13,470,000	8,419,293	9,105,585	2.07%
Wind River 2022-2 CLO Ltd.	Income Note ⁽¹⁰⁾	07/20/35	N/A	22.53%	06/03/22	8,950,000	6,983,050	7,067,400	1.61%
Zais CLO 3, Limited	Income Note ⁽¹⁰⁾	07/15/31	N/A	8.26%	04/08/15	16,871,644	7,991,683	2,965,128	0.67%
Zais CLO 5, Limited	Subordinated Note ⁽¹¹⁾	10/15/28	N/A	0.00%	09/23/16	5,950,000	2,968,296	238,000	0.05%
Zais CLO 6, Limited	Subordinated Note ⁽¹¹⁾	07/15/29	N/A	0.00%	05/03/17	11,600,000	5,186,542	1,276,000	0.29%
Zais CLO 7, Limited	Income Note ⁽¹¹⁾	04/15/30	N/A	0.00%	09/11/17	12,777,500	6,644,500	2,172,175	0.49%
Zais CLO 8, Limited	Subordinated Note ⁽¹¹⁾	04/15/29	N/A	0.00%	10/11/18	750,000	398,449	127,500	0.03%
Zais CLO 9, Limited	Subordinated Note	07/20/31	N/A	8.52%	10/29/18	3,015,000	1,796,536	666,455	0.15%
							720,015,393	566,356,419	128.70%
Loan Accumulation Facilities ⁽⁴⁾ ⁽⁷⁾ ⁽¹³⁾
Structured Finance
Steamboat XXXII Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	11/22/21	5,829,000	5,829,000	5,826,740	1.32%
Steamboat XXXIV Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	08/10/21	6,507,500	6,507,500	6,509,957	1.48%
Steamboat XXXV Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	08/10/21	1,900,000	1,900,000	1,900,920	0.43%
Steamboat XXXVII Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	08/10/21	9,152,500	9,152,500	9,154,937	2.08%
Steamboat XXXIX Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	04/13/22	4,817,500	4,817,500	4,818,931	1.09%
Steamboat XXXVIII Ltd.	Loan Accumulation Facility	N/A	N/A	N/A	04/08/22	2,279,625	2,279,625	2,280,350	0.52%
							30,486,125	30,491,835	6.92%
Bank Debt Term Loan ⁽⁴⁾ ⁽⁵⁾
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan	11/20/25	3M L+5.50%	6.74%	03/02/21	593,827	570,122	481,000	0.11%

Common Stock ⁽⁴⁾
Oil & Gas
McDermott International Ltd	Common Stock	N/A	N/A	N/A	12/31/20	243,875	126,820	128,034	0.03%

Corporate Bonds ⁽⁵⁾
Chemicals
Unifrax Escrow Issuer Corp ⁽⁴⁾	Secured	09/30/28	N/A	5.25%	09/15/21	512,000	522,422	408,320	0.09%
Unifrax Escrow Issuer Corp ⁽⁴⁾	Senior Unsecured	09/30/29	N/A	7.50%	09/16/21	171,000	176,129	120,128	0.03%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment	Maturity Date	Reference Rate and Spread	Interest Rate/ Effective Yield	Acquisition Date ⁽²⁾	Principal Amount	Cost	Fair Value ⁽³⁾	% of Net Assets
Corporate Bonds (continued)
Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp ⁽⁴⁾	Second Lien	04/15/26	N/A	11.75%	06/15/21	$599,000	$621,187	$604,990	0.14%
GAC Holdco Inc ⁽⁴⁾	Secured	08/15/25	N/A	12.00%	10/18/21	425,000	444,737	452,625	0.10%

Pipelines
NGL Energy Partners LP / NGL Energy Finance Corp	Senior Unsecured	03/01/25	N/A	6.125%	06/24/21	1,010,000	941,623	768,863	0.17%

Real Estate Investment Trusts
Service Properties Trust	Senior Unsecured	09/15/25	N/A	7.50%	06/24/21	1,329,000	1,426,441	1,229,325	0.28%

Transportation
Seaspan Corp ⁽⁴⁾	Senior Unsecured	08/01/29	N/A	5.50%	07/09/21	901,000	888,660	723,053	0.16%
							5,021,199	4,307,304	0.97%
Warrants ⁽⁴⁾
Oil & Gas
GAC Holdco Inc	Warrant	08/15/26	N/A	N/A	10/18/21	502	26,355	213,350	0.05%

Total investments at fair value as of June 30, 2022							$805,346,477	$649,807,658	147.65%

Liabilities at fair value ⁽¹⁴⁾
6.6875% Unsecured Notes due 2028	Unsecured Note					$(32,423,800)	$(32,423,800)	$(31,580,781)	-7.17%
5.375% Unsecured Notes due 2029	Unsecured Note					(93,250,000)	(93,250,000)	(86,163,000)	-19.57%
6.75% Unsecured Notes due 2031	Unsecured Note					(44,850,000)	(44,850,000)	(43,020,120)	-9.77%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock					(54,249,175)	(54,461,200)	(50,972,525)	-11.58%
Total liabiltities at fair value as of June 30, 2022							$(224,985,000)	$(211,736,426)	-48.09%

Net assets above (below) fair value of investments and liabilities at fair value								2,131,525

Net assets as of June 30, 2022								$440,202,757

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(3)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of June 30, 2022, the aggregate fair value of these securities is $647.8mm, or 147.20% of the Company’s net assets.
(5)	CLO debt, bank debt term loan and corporate bond positions reflect the interest rate as of the reporting date.
(6)	As of June 30, 2022, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity and loan accumulation facility investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of June 30, 2022, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.52%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 16.71%.
(9)	As of June 30, 2022 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of June 30, 2022, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the six months ended June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$52,087,169
Other income	3,636,687
Total Investment Income	55,723,856

EXPENSES
Incentive fee	7,496,922
Interest expense	7,312,095
Management fee	4,879,595
Commission expense	3,076,865
Professional fees	775,828
Administration fees	585,540
Directors' fees	198,750
Tax expense	50,406
Other expenses	457,076
Total Expenses	24,833,077

Incentive fee voluntarily waived by the Adviser	(302,087)

Net Expenses	24,530,990

NET INVESTMENT INCOME	31,192,866

6.75% Series D Preferred Stock distributions	(903,089)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	1,679,814
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(744,281)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	(766,155)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(158,498,131)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	5,953,050
NET REALIZED AND UNREALIZED GAIN (LOSS)	(152,375,703)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(122,085,926)

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the six months ended June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(122,085,926)

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	10,527,217
Total Other Comprehensive Income (Loss)	10,527,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(111,558,709)

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	six months ended	six months ended
	June 30, 2022	June 30, 2021
INVESTMENT INCOME
Interest income	$52,087,169	$34,197,570
Other income	3,636,687	2,939,892
Total Investment Income	55,723,856	37,137,462

EXPENSES
Incentive fee	7,496,922	4,439,656
Interest expense	7,312,095	6,164,356
Management fee	4,879,595	4,118,388
Commission expense	3,076,865	2,344,636
Professional fees	775,828	995,607
Administration fees	585,540	487,031
Directors' fees	198,750	198,750
Tax expense	50,406	50,389
Other expenses	457,076	580,025
Total Expenses	24,833,077	19,378,838

Incentive fee voluntarily waived by the Adviser	(302,087)	-

Net Expenses	24,530,990	19,378,838

NET INVESTMENT INCOME	31,192,866	17,758,624

6.75% Series D Preferred Stock distributions	(903,089)	-

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	1,679,814	2,192,526
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(744,281)	-
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	(766,155)	-
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(158,498,131)	57,807,573
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	5,953,050	(590,314)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(152,375,703)	59,409,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(122,085,926)	$77,168,409

Note: The above Consolidated Statements of Operations represents the six months ended June 30, 2022, and the six months ended June 30, 2021 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2022	March 31, 2022	June 30, 2022
INVESTMENT INCOME
Interest income	$27,102,482	$24,984,687	$52,087,169
Other income	1,809,549	1,827,138	3,636,687
Total Investment Income	28,912,031	26,811,825	55,723,856

EXPENSES
Incentive fee	4,363,132	3,133,790	7,496,922
Interest expense	3,404,940	3,907,155	7,312,095
Management fee	2,263,363	2,616,232	4,879,595
Commission expense	21,730	3,055,135	3,076,865
Professional fees	288,363	487,465	775,828
Administration fees	270,404	315,136	585,540
Directors' fees	99,375	99,375	198,750
Tax expense	25,356	25,050	50,406
Other expenses	262,596	194,480	457,076
Total Expenses	10,999,259	13,833,818	24,833,077

Incentive fee voluntarily waived by the Adviser	-	(302,087)	(302,087)

Net Expenses	10,999,259	13,531,731	24,530,990

NET INVESTMENT INCOME	17,912,772	13,280,094	31,192,866

6.75% Series D Preferred Stock Distributions	(460,239)	(442,850)	(903,089)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	1,018,570	661,244	1,679,814
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	-	(744,281)	(744,281)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	-	(766,155)	(766,155)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(123,487,229)	(35,010,902)	(158,498,131)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,151,369	1,801,681	5,953,050
NET REALIZED AND UNREALIZED GAIN (LOSS)	(118,317,290)	(34,058,413)	(152,375,703)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(100,864,757)	$(21,221,169)	$(122,085,926)

Note: The above Consolidated Statements of Operations represents the three months ended June 30, 2022, the three months ended March 31, 2022, and the six months ended June 30, 2022 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	six months ended	year ended
	June 30, 2022	December 31, 2021
Net increase (decrease) in net assets resulting from operations:
Net investment income	$31,192,866	$44,678,902
6.75% Series D Preferred Stock distributions	(903,089)	(150,000)
Net realized gain (loss) on investments, foreign currency and cash equivalents	1,679,814	3,365,121
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(744,281)	(766,122)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	(766,155)	-
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(158,498,131)	85,334,382
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	5,953,050	(756,021)
Total net increase (decrease) in net assets resulting from operations	(122,085,926)	131,706,262

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	10,527,217	(2,739,575)
Total other comprehensive income (loss)	10,527,217	(2,739,575)

Common stock distributions:
Total earnings distributed	(32,350,068)	(57,679,486)
Common stock distributions from tax return of capital	-	-
Total common stock distributions	(32,350,068)	(57,679,486)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	77,597,241	67,073,258
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	4,209,958	2,283,188
Total capital share transactions	81,807,199	69,356,446

Total increase (decrease) in net assets	(62,101,578)	140,643,647
Net assets at beginning of period	502,304,335	361,660,688
Net assets at end of period	$440,202,757	$502,304,335

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	5,825,761	5,001,120
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	329,566	170,800
Total increase (decrease) in capital share activity	6,155,327	5,171,920

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Cash Flows
For the six months ended June 30, 2022
(expressed in U.S. dollars)
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(122,085,926)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(218,802,295)
Proceeds from sales of investments and repayments of principal (1)	145,768,473
Payment-in-kind interest	(37,161)
Net realized (gain) loss on investments, foreign currency and cash equivalents	(1,679,814)
Net realized (gain) loss on extinguishment of Preferred Stock (Note 6)	744,281
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	766,155
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	158,498,131
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(5,953,050)
Amortization (accretion) included in interest expense	(13,629)
Amortization (accretion) of premiums or discounts on debt securities	(12,288)
Changes in assets and liabilities:
Interest receivable	(2,113,224)
Prepaid expenses	58,139
Incentive fee payable	1,558,548
Management fee payable	(343,330)
Professional fees payable	(271,016)
Administration fees payable	42,342
Due to affiliates	34,090
Tax expense payable	(2,217,114)
Other expenses payable	(35,358)
Net cash provided by (used in) operating activities	(46,094,046)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of change in common stock distribution payable	(50,814,950)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	77,597,241
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	4,053,457
Issuance of 6.50% Series C Term Preferred Stock due 2031 pursuant to the Company's "at the market" program	8,078,225
Share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	44,077
Issuance of 6.75% Series D Term Preferred Stock pursuant to the Company's "at the market" program	2,251,135
Issuance of 5.375% Unsecured Notes due 2029	93,250,000
Partial Redemption of 6.6875% Unsecured Notes due 2028	(32,423,775)
Redemption of 6.75% Unsecured Notes due 2027	(28,887,200)
Redemption of Series B Term Preferred Stock due 2026	(26,959,550)
Net cash provided by (used in) financing activities	46,188,660

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	94,614

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(12,498)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	13,916,601

CASH AND CASH EQUIVALENTS, END OF PERIOD	$13,998,717

Supplemental disclosures:
Cash paid for interest expense	$7,325,724
Cash paid for excise tax	$2,170,000
Cash paid for 6.75% Series D Preferred Stock distributions	$903,089
Cash paid for franchise taxes	$60,050

(1)	Proceeds from sales or maturity of investments includes $52,960,067 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of June 30, 2022, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of June 30, 2022, Sub I and Sub II represent 42.2% and 5.2% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

Computershare Corporate Trust serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of June 30, 2022, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of June 30, 2022.

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,090,937	$27,273,425	$(1,133,540)	$26,139,885

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), the 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes”), and 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the six months ended June 30, 2022 was $4.9 million.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Interest income from investments in bank debt term loans and corporate bonds are recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in bank debt term loans and corporate bonds is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”) and Series C Term Preferred Stock, and interest paid associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), Series 2028 Notes, Series 2029 Notes and Series 2031 Notes (collectively with the Series 2027 Notes, Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”).

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Series B Term Preferred Stock and Series 2027 Notes, as well as amortization of original issue premiums associated with its Series B Term Preferred Stock and Series C Term Preferred Stock.

The following table summarizes the components of interest expense for the six months ended June 30, 2022:

	Series B Term Preferred Stock	Series C Term Preferred Stock	Series 2027 Notes	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$348,229	$1,690,426	$238,319	$1,349,190	$2,185,871	$1,513,689	$7,325,724

Amortization of deferred issuance costs	22,590	-	13,614	-	-	-	36,204

Amortization of issuance premium	(748)	(49,085)	-	-	-	-	(49,833)

Total interest expense	$370,071	$1,641,341	$251,933	$1,349,190	$2,185,871	$1,513,689	$7,312,095

The Company’s Series B Term Preferred Stock, Series C Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of June 30, 2022.

See Note 6 “Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to preferred stock issuances and Unsecured Notes issuances, respectively.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of the Series 2027 Notes and Series B Term Preferred Stock. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series 2027 Notes and Series B Term Preferred Stock. Amortization of deferred issuance costs is reflected in interest expense in the Consolidated Statement of Operations. Upon the redemption of the Series 2027 Notes and Series B Term Preferred Stock on February 14, 2022 and February 28, 2022, respectively, the remaining balance of unamortized deferred issuance costs associated with such securities was accelerated into net realized loss. See Note 6 “Preferred Stock” and Note 7 “Unsecured Notes” for further discussion on the redemption of the Series B Term Preferred Stock and Series 2027 Notes, respectively.

Original Issue Premiums

Consistent with FASB ASC Topic 835-30-35-2, original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series B Term Preferred Stock and Series C Term Preferred Stock as part of the Company’s ATM program. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series B Term Preferred Stock and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Series C Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense under interest expense in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

As of June 30, 2022, the Company held cash in a Computershare Corporate Trust interest earning money market account with a balance of $13.9 million. This money market account is classified as Level I in the fair value hierarchy.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital or expensed, depending on the security being issued pursuant to the ATM program and shelf registration, for each transaction pro-rata based on the amount issued relative to the total respective offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of June 30, 2022, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$818,587,308

Gross unrealized appreciation	$19,924,204
Gross unrealized depreciation	(188,703,854)
Net unrealized depreciation	$(168,779,650)

For the six months ended June 30, 2022, the Company incurred $50,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the six months ended June 30, 2022, the Company declared and paid monthly distributions on common stock of $32.4 million or $0.78 per share. In addition, the Company paid a special distribution on common stock of $18.5 million or $0.50 per share, which was payable on January 24, 2022 to shareholders of record as of December 23, 2021.

For the six months ended June 30, 2022, the Company declared and paid dividends on the Series B Term Preferred Stock of $0.3 million or approximately $0.32 per share.

For the six months ended June 30, 2022, the Company declared and paid dividends on the Series C Term Preferred

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Stock of $1.7 million or approximately $0.81 per share.

For the six months ended June 30, 2022, the Company declared and paid dividends on the Series D Preferred Stock of $0.9 million or approximately $0.84 per share.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2022:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Total
Assets at Fair Value
Cash Equivalents	$13.9	$-	$-	$13.9

CLO Debt	-	47.8	-	47.8

CLO Equity	-	-	566.4	566.4

Loan Accumulation Facilities	-	-	30.5	30.5

Bank Debt Term Loan	-	0.5	-	0.5

Common Stock	-	0.1	-	0.1

Corporate Bonds	-	4.3	-	4.3

Warrants	-	0.2	-	0.2

Total Assets at Fair Value	$13.9	$52.9	$596.9	$663.7

Liabilities at Fair Value
6.6875% Unsecured Notes due 2028	$31.6	$-	$-	$31.6

5.375% Unsecured Notes due 2029	86.2	-	-	86.2

6.75% Unsecured Notes due 2031	43.0	-	-	43.0

6.50% Series C Term Preferred Stock due 2031	51.0	-	-	51.0

Total Liabilities at Fair Value	$211.8	$-	$-	$211.8

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

The changes in investments classified as Level III are as follows for the six months ended June 30, 2022:

Change in Investments Classified as Level III (in millions)

	CLO Equity		Loan Accumulation Facilities		Total
Balance as of January 1, 2022	$632.7		$47.4		$680.1

Purchases of investments	140.1	(1)	58.4		198.5

Proceeds from sales or maturity of investments	(53.8	)(2)	(75.4	)(1)	(129.2)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(152.6)		0.1		(152.5)

Balance as of June 30, 2022(3)	$566.4		$30.5		$596.9

Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2022	$(153.3)		$-		$(153.3)

(1)	Includes $54.1 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $53.0 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of June 30, 2022. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of June 30, 2022	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$544.2	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 8.53%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.31% - 5.04% / 3.57%
			Reinvestment Price	99.50%
			Recovery Rate	68.23% - 70.00% / 69.72%
			Expected Yield	1.13% - 62.23% / 22.18%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $30.5 million have been excluded from the preceding table. Additionally, the preceding table excludes $4.1 million of fair value of newly issued CLO equity valued at transacted cost and $18.1 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Bank Debt Term Loans, Corporate Bonds and Warrants

Bank debt term loans, corporate bonds and warrants held by the Company are generally valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans, corporate bonds and warrants held by the Company as Level II investments as an active market exists for the reporting period.

Valuation of Common Stock

Common stock held by the Company is valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes common stock held by the Company as a Level II investment as it is traded in over the counter markets and not listed on a major exchange as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The COVID-19 pandemic has magnified these risks and has had, and may continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended Term SOFR, a similar forward-looking term rate which will be based on SOFR, for business loans.

As of the date of the financial statements, certain senior secured loans had already transitioned to utilizing SOFR based interest rates and newly issued CLO debt securities had begun to transition to such replacement rate. Nevertheless, there can be no assurance that Term SOFR will ultimately be broadly adopted as a replacement to LIBOR.

Loans held by CLO issuers and other issuers in which the Company may invest may reference LIBOR, and the termination of LIBOR presents risks to such issuers and, indirectly, the Company. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, market participants (including the Company) may be subject to the risk that an acceptable transition mechanism may not be found or may not be suitable for a particular issuer. In addition, any alternative reference rate and any pricing adjustments required in connection with the transition from LIBOR may impose costs on issuers or may not be suitable to close out positions and enter into replacement trades. Any such consequence could have a material adverse effect on an issuer in whose securities the Company may invest and their ability to make distributions or service outstanding debt. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Rising Interest Rate Environment

As of the date of the financial statements, the U.S. Federal Reserve has increased certain interest rates as part of its efforts to combat rising inflation. The prospect of further rate increases magnifies the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuances of the Series B Term Preferred Stock, the Series C Term Preferred Stock, and the Series D Preferred Stock (collectively with the Series B Term Preferred Stock and the Series C Term Preferred Stock, the “Preferred Stock”), and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, additional shares of preferred stock and other structures and instruments, in significant amounts

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances. Heightened inflationary pressures could increase the risk of default by our underlying obligors.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high-yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high-yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks Related to Russia’s Invasion of Ukraine

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Company. Immediately following Russia’s invasion, the United States and other countries imposed wide-ranging economic sanctions on Russia, individual Russian citizens, and Russian banking entities and other businesses, including those in the energy sector. These unprecedented sanctions have been highly disruptive to the Russian economy and, given the interconnectedness of today’s global economy, could have broad and unforeseen macroeconomic implications. The ultimate nature, extent and duration of Russia’s military actions (including the potential for cyberattacks and espionage), and the response of state governments and businesses, cannot be predicted at this time. However, further escalation of the conflict could result in significant market disruptions, and negatively affect global supply chains, inflation and global growth. These and any related events could negatively impact the performance of the Company’s underlying obligors and/or the market value of our common shares or preferred stock.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $4.9 million for the six months ended June 30, 2022, and has a payable balance of $2.3 million as of June 30, 2022.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $7.5 million for the six months ended June 30, 2022, and has a payable balance of $5.1 million as of June 30, 2022. For the six months ended June 30, 2022, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $0.3 million. The waived incentive fee is not

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

subject to recoupment by the Adviser.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2022, the Company was charged a total of $0.6 million in administration fees consisting of $0.4 million and $0.2 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.2 million was payable as of June 30, 2022.

Affiliated Ownership

As of June 30, 2022, the Adviser and senior investment team held an aggregate of 3.6% of the Company’s common stock. This represented 3.3% of the total outstanding voting stock of the Company as of June 30, 2022. Additionally, the senior investment team held an aggregate of 0.4% of the Series 2028 Notes, respectively, as of June 30, 2022.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2021, there were 100,000,000 shares of common stock authorized, of which 37,526,810 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to $125.0 million aggregate amount of its common stock. Pursuant to a prospectus supplement

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to $225.0 million aggregate amount of its common stock (exclusive of any shares of common stock previously sold under the offering).

For the six months ended June 30, 2022, the Company sold 5,825,761 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $77.6 million. In connection with such sales, the Company paid a total of $1.3 million in sales agent commissions.

For the six months ended June 30, 2022, 329,566 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $4.2 million.

As of June 30, 2022, there were 100,000,000 shares of common stock authorized, of which 43,682,137 shares were issued and outstanding.

6.	PREFERRED STOCK

As of June 30, 2022, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 2,169,967 shares of Series C Term Preferred Stock were issued and outstanding and 1,090,937 shares of Series D Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Mandatorily Redeemable Preferred Stock

The Company has accounted for its Series B Term Preferred Stock and Series C Term Preferred Stock as Liabilities under ASC 480 due to their mandatory redemption requirements.

On February 28, 2022, the Company redeemed the outstanding 1,078,382 shares of Series B Term Preferred Stock at a redemption price of $25 per share plus accrued and unpaid dividends to but excluding the date of redemption. Upon the redemption of the Series B Term Preferred Stock, the Company accelerated $0.7 million of unamortized deferred issuance costs into net realized loss on extinguishment of Preferred Stock in the Consolidated Statement of Operations.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock on June 30, 2031, at a redemption price of $25 per share (the “Series C Liquidation Preference”), plus accrued but unpaid dividends, if any. At any time on or after June 16, 2024, the Company may, at its sole option, redeem the outstanding shares of the Series C Term Preferred Stock.

The Company has elected the FVO under ASC 825 for its Series C Term Preferred Stock. Accordingly, the Series C Term Preferred Stock is measured at fair value.

The estimated change in fair value of the Series C Term Preferred Stock attributable to market risk for the six months ended June 30, 2022 is $1.6 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock attributable to instrument-specific credit risk for the six months ended June 30, 2022 is $2.3 million, which is recorded as unrealized (appreciation)

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a Markit CDX North America Investment Grade Index with a similar maturity to the instrument being valued.

Preferred Stock

The Company has accounted for its Series D Preferred Stock as temporary equity under ASC 480.  Accordingly, the Series D Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference (the “Series D Liquidation Preference”), net of deferred issuance costs. The deferred issuance costs will remain unamortized until it is probable the Series D Preferred Stock will be redeemed.

At any time on or after November 29, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series D Preferred Stock at the Series D Liquidation Preference, plus accrued but unpaid dividends.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to 1,900,000 shares of Series C Term Preferred Stock and 2,500,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $47.5 million and $62.5 million, respectively. Pursuant to a prospectus supplement filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to 800,000 shares of Series C Term Preferred Stock and 200,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively (in each case, exclusive of any shares of such preferred stock previously sold pursuant to the ATM offering).

For the six months ended June 30, 2022, the Company sold 323,129 shares of its Series C Term Preferred Stock and 90,937 shares of its Series D Preferred Stock, pursuant to the ATM offerings for total proceeds to the Company of $10.1 million. In connection with such sales, the Company paid a total of $0.2 million in sales agent commissions.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of June 30, 2022, there was $32.4 million in aggregate principal amount of Series 2028 Notes, $93.3 million in aggregate principal amount of Series 2029 Notes, and $44.9 million in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

On January 24, 2022, the Company closed an underwritten public offering of $87.0 million in aggregate principal amount of its Series 2029 Notes, resulting in net proceeds to the Company of $84.0 million after payment of underwriting discounts and commissions of $2.7 million and offering expenses of $0.3 million.

Subsequently, on January 28, 2022, the underwriters purchased an additional $6.3 million in aggregate principal amount of the Series 2029 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $6.1 million after payment of underwriting discounts and commissions of $0.2 million.

The Series 2029 Notes will mature on January 31, 2029 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2029 Notes in whole or in part at any time or from time to

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

time at the Company’s option, on or after January 31, 2025.

The Company has accounted for its Series 2029 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2029 Notes are measured at their fair value and issuance costs in the aggregate amount of $3.2 million, which consisted of $2.9 million of underwriting commissions, $0.3 million of professional fees and other expenses, were expensed as incurred in the six months ended June 30, 2022.

On February 14, 2022, the Company redeemed the total aggregate principal amount of $28.9 million related to the issued and outstanding Series 2027 Notes at a redemption price of $25 per Series 2027 Note plus accrued and unpaid interest to, but excluding the date of redemption. Upon redemption of the Series 2027 Notes, the Company accelerated $0.8 million of unamortized deferred issuance costs into net realized loss on extinguishment of Unsecured Notes in the Consolidated Statement of Operations.

On February 14, 2022, the Company redeemed 50% or $32.4 million of the aggregate principal amount of the issued and outstanding Series 2028 Notes at a redemption price of $25 per Series 2028 Note plus accrued and unpaid interest to, but excluding the date of redemption.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the remaining aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2028 Notes are measured at fair value under the FVO.

The Series 2031 Notes will mature on March 31, 2031 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option, on or after March 29, 2024.

The Company has accounted for its Series 2031 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2031 Notes are measured at fair value under the FVO.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to market risk for the six months ended June 30, 2022 is $1.1 million, $1.9 million and $1.3 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the six months ended June 30, 2022 is $0.6 million, $5.2 million, and $2.6 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a Markit CDX North America Investment Grade Index with a similar maturity to the instrument being valued.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2022; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the six months ended June 30, 2022.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of June 30, 2022, and as of December 31, 2021:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	June 30, 2022	Decmeber 31, 2021
Total assets	$691,651,504	$768,039,682
Less liabilities and indebtedness not represented by senior securities	(13,360,411)	(28,016,464)
Net total assets and liabilities	678,291,093	$740,023,218

Preferred Stock	$81,522,600	$98,130,500
Unsecured Notes	170,523,800	138,584,775
	$252,046,400	$236,715,275

Asset coverage of preferred stock (1)	269%	313%
Asset coverage of debt securities (2)	398%	534%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

On January 28, 2022, the Company agreed to co-invest with a third-party investment firm through Double Eagle Holdings JV LLC, an unconsolidated Delaware limited liability company (“Double Eagle JV”). Double Eagle JV is expected to make investments in certain corporate debt obligations and other opportunistic, credit-oriented investments consistent with the Company’s investment objectives and strategies. Double Eagle JV may incur leverage in the future. Double Eagle JV is managed by a four-member board of managers, on which the Company and its joint venture partner each have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. The Company has committed to fund $40 million into Double Eagle JV, representing approximately 80% economic ownership. As of June 30, 2022, no contributions have been made to Double Eagle JV and operations have not commenced.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	SUBSEQUENT EVENTS

On July 29, 2022, the Company paid a monthly distribution of $0.14 per share on its common stock to holders of record as of July 11, 2022. Additionally, on August 11, 2022, the Company declared three separate distributions of $0.14 per share on its common stock. The distributions are payable on each of October 31, 2022, November 30, 2022 and December 30, 2022 to holders of record as of October 11, 2022, November 10, 2022 and December 12, 2022, respectively.

On August 16, 2022, the Company declared a special distribution of $0.25 per share on its common stock payable on October 31, 2022 to holders of record as of October 11, 2022.

On July 29, 2022, the Company paid a monthly distribution of $0.135417 per share on its Series C Term Preferred Stock to holders of record as of July 11, 2022. Additionally, on August 11, 2022, the Company declared three separate distributions of $0.135417 per share of its Series C Term Preferred Stock. The distributions are payable on each of October 31, 2022, November 30, 2022 and December 30, 2022 to holders of record as of October 11, 2022, November 10, 2022 and December 12, 2022, respectively.

On July 29, 2022, the Company paid a monthly distribution of $0.140625 per share on its Series D Preferred Stock to holders of record as of July 11, 2022. Additionally, on August 11, 2022, the Company declared three separate distributions of $0.140625 per share of its Series D Preferred Stock. The distributions are payable on each of October 31, 2022, November 30, 2022 and December 30, 2022 to holders of record as of October 11, 2022, November 10, 2022 and December 12, 2022, respectively.

For the period from July 1, 2022 to August 12, 2022, the Company sold 2,585,017 shares of its common stock, 0 shares of its Series C Term Preferred Stock and 0 shares of its Series D Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $29.4 million. In connection with such sales, the Company paid a total of 0.6 million in sales agent commissions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2022

(Unaudited)

Management’s unaudited estimate of the range of the Company’s NAV per common share as of July 31, 2022 was $10.79 to $10.89.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

	For the	For the	For the	For the	For the
	six months ended	year ended	year ended	year ended	year ended
Per Share Data	June 30, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$13.39	$11.18	$10.59	$12.40	$16.77

Net investment income (1) (2)	0.75	1.31	1.15	1.34	1.59

6.75% Series D Preferred Stock distributions (2)	(0.02)	-	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	(3.83)	2.65	0.49	(1.29)	(3.92)

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.25	(0.02)	0.01	(0.08)	0.06

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(2.85)	3.94	1.65	(0.03)	(2.27)

Common stock distributions from net investment income (4)	(0.78)	(1.64)	(0.26)	(1.40)	(1.51)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	-	-	(1.06)	(1.00)	(0.89)

Total common stock distributions declared to stockholders (4)	(0.78)	(1.64)	(1.32)	(2.40)	(2.40)

Common stock distributions based on weighted average shares impact (5)	-	(0.04)	0.02	-	0.01

Total common stock distributions	(0.78)	(1.68)	(1.30)	(2.40)	(2.39)

Effect of other comprehensive income (2) (6)	0.25	(0.08)	0.05	(0.10)	0.06

Effect of paid-in capital contribution (2)	-	-	-	-	0.06

Effect of shares issued (7)	0.10	0.06	0.20	0.77	0.29

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.03)	(0.03)	(0.02)	(0.07)	(0.12)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	-	0.01	0.02	-

Net effect of shares issued	0.07	0.03	0.19	0.72	0.17

Net asset value at end of period	$10.08	$13.39	$11.18	$10.59	$12.40

Per share market value at beginning of period	$14.00	$10.09	$14.61	$14.21	$18.81

Per share market value at end of period	$11.78	$14.00	$10.09	$14.61	$14.21

Total return (8)	-7.14%	51.60%	-19.76%	20.15%	-13.33%

Shares of common stock outstanding at end of period	43,682,137	37,526,810	32,354,890	28,632,119	23,153,319

Ratios and Supplemental Data:

Net asset value at end of period	$440,202,757	$502,304,335	$361,660,688	$303,272,860	$287,127,842
Ratio of expenses to average net assets (9) (10)	9.22%	9.71%	10.56%	10.00%	9.85%
Ratio of net investment income to average net assets (9) (10)	13.06%	9.90%	13.44%	10.64%	9.76%
Portfolio turnover rate (11)	20.70%	51.56%	52.80%	34.83%	40.91%
Asset coverage of preferred stock	269%	313%	354%	279%	246%
Asset coverage of debt securities	398%	534%	534%	476%	477%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to Series B Term Preferred Stock and Series C Term Preferred Stock stockholders, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series B Term Preferred Stock and Series C Term Preferred Stock are reflected in net investment income, and totaled ($0.05) and ($0.00) per share of common stock, respectively, for the six months ended June 30, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, and ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)
(7)	Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the six months ended June 30, 2022 is not annualized.
(9)	Ratios for the six months ended June 30, 2022 are annualized. Ratios include distributions paid to the Series B Term Preferred and the Series C Term Preferred Stock stockholders. Ratios for the six months ended June 30, 2022 and for the years ended December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the year ended December 31, 2021 include excise tax of 0.49% of average net assets.
(10)	Ratios for the six months ended June 30, 2022 and for years ended December 31, 2021, December 31, 2020, December 31, 2019, December 31 2018, include interest expense on the Series B Term Preferred Stock, Series C Term Preferred Stock, and the Unsecured Notes of 2.92%, 3.24%, 3.97%, 4.18%, and 4.16% of average net assets, respectively. Ratios do not include distributions to the Series D Preferred Stock stockholders for the six months ended June 30, 2022 and for the year ended December 31, 2021 of 0.36% and 0.03%, respectively, of average net assets.
(11)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period. The portfolio turnover rate for the six months ended June 30, 2022 is not annualized.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)
For the six months ended June 30, 2022
Preferred Stock	$81,522,600	$67.28	$25	$24.47
Unsecured Notes	$170,523,800	$3,977.69	N/A	$24.54

For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48
Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58

For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25
Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECC PRD) and(b) $25 principal amount of the Unsecured Notes (NYSE: ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was listed on the NYSE.

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer & Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share of common stock on the payment date, provided that if 95% of the closing market price per share of common stock on the payment date is below the Company’s last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the closing market price per share.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Directors[2]

Thomas P. Majewski Age: 47	Class III Director and Chief Executive Officer	Since inception; Term expires 2023	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012. Chief Executive Officer of Eagle Point Income Company Inc. since October 2018; Chief Executive Officer of Eagle Point Institutional Income Fund since January 2022.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

James R. Matthews Age: 55	Class II Director and Chairperson of the Board	Since inception; Term expires 2025	Managing Director of Stone Point Capital LLC.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

Independent Directors

Scott W. Appleby Age: 57	Class I Director	Since inception; Term expires 2024	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Kevin F. McDonald Age: 56	Class III Director	Since inception; Term expires 2023

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.

Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

Paul E. Tramontano Age: 60	Class II Director	Since inception; Term expires 2025	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

Jeffrey L. Weiss Age: 61	Class I Director	Since inception; Term expires 2024	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund are each considered to be in the same fund complex as us and, as a result, each director serves as a director/trustee of three investment companies in the same complex. Each director was elected as trustee of Eagle Point Institutional Income Fund in January 2022.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 54	Chief Financial Officer and Chief Operating Officer	Since July 2014

Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018 and Eagle Point Institutional Income Fund since January 2022; Chief Financial Officer of Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 42	Chief Compliance Officer	Since September 2015

Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018 and Eagle Point Institutional Income Fund since January 2022; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC from September 2015 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020.

Courtney B. Fandrick Age: 40	Secretary	Since August 2015

Chief Compliance Officer of Eagle Point Credit Management LLC and Eagle Point Income Management LLC since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC from December 2014 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020; Secretary of Eagle Point Income Company Inc. since October 2018 and Eagle Point Institutional Income Fund since January 2022.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our independent directors received compensation from the Company in the amounts set forth in the following table during the six months ended June 30, 2022.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$50,000
Kevin F. McDonald	$47,500
Paul E. Tramontano	$47,500
Jeffrey L. Weiss	$53,750
TOTAL	$198,750	*

* Includes amounts that were payable to directors as of June 30, 2022 in respect of the six-month period ended June 30, 2022. Such amounts were paid in the immediately following fiscal period.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $95,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2022.

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 18, 2022, the stockholders of the Company voted to re-elect two Class II directors to serve until the Company’s 2025 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
James R. Matthews[1]	30,163,104	1,328,507	0
Paul E. Tramontano[2]	2,058,085	308,862	0

[1]	Mr. Matthews was elected by holders of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class.
[2]	Mr. Tramontano was elected by holders of the outstanding shares of Preferred Stock, voting separately as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class I or Class III director and was not up for re-election at the Annual Meeting: Scott W. Appleby, Jeffrey L. Weiss, Thomas P. Majewski and Kevin F. McDonald.

Investment Advisory Agreement

At a meeting held on May 18, 2022, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliate; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services provided to the Company by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the staff and personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to align personnel interests with the long-term success of the Adviser’s clients, including the Company.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability and investment and risk management programs and legal and compliance programs of the Adviser, and the Company’s use of leverage, the different forms of leverage used by the Company, the effect of such leverage on the Company’s portfolio, profitability and performance, and the forms and levels of leverage used by two publicly listed registered investment companies that have an investment strategy that is directly comparable to the Company (“Peer Funds”) and other registered investment companies and business development companies that either invest a portion of their assets in CLO equity or junior debt securities or have similar underlying assets to the underlying assets of the CLO securities held by the Company (“Other Peer Companies”).

The Board then reviewed and considered the Company’s performance results in terms of both (1) total return on a net asset value basis (i.e., book basis) and (2) total return to common stockholders (assuming reinvestment of dividends), each during (a) the 2019 calendar year, (b) the 2020 calendar year, (c) the 2021 calendar year, (d) the first quarter of 2022, and (e) the period from the Company’s initial public offering through a recent date, and considered such performance in light of the Company’s investment objective, strategies and risks.

The Board also considered and discussed at length these results in comparison to the performance results for various relevant periods of (1) an account managed by the Adviser that is comparable to the Company in investment strategy and policy (“Comparable Account”), (2) the Peer Funds, (3) the Other Peer Companies, (4) a composite of estimates of CLO equity performance published by several Wall Street research firms and (5) an index that is intended to measure the performance of leading business development companies listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other requirements. The Board considered the Adviser’s representation that there were material differences between the strategies and portfolios of the Other Peer Companies and those of the Company and thus the Other Peer Companies provided an imperfect basis for comparison. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions.

In addition, the Board considered information on the steps that the Adviser and its affiliates had taken to address market disruptions caused by the ongoing COVID-19 pandemic and other significant macroeconomic events and discussed the potential impact of those steps and subsequent market developments on the Company’s and the Adviser’s ongoing operations.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company and certain voluntary fee waivers by the Adviser during the 2021 calendar year. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Company with those of the Peer Funds and the Other Peer Companies and the advisory fee rate of the Comparable Account.

The Board noted that the Company’s base management fee rate was lower than or the same as, the Company’s incentive fee rate was the same as, and the Company’s incentive fee hurdle was higher than or the same as, those of the Peer Funds, and that the Company’s total expense ratio was lower than that of each of the Peer Funds.

The Board also noted that, while there were certain differences among the fee structures of the Company and each of the Other Peer Companies, the Company’s advisory fee rates generally were comparable to and within the range of those paid by each of the Other Peer Companies with (1) both management and incentive fee components to their investment adviser’s compensation and (2) a portion of their assets invested in CLO equity or junior debt securities. The Board also noted that the Company’s total expense ratio (as a percentage of its total investments) was higher than those of all of the Other Peer Companies. The Board further took into consideration the fact that the Other Peer Companies with the lowest total expense ratios did not pay incentive compensation under their investment advisory agreements. The Board additionally considered that the comparisons of the advisory fee rates and total expense ratios to the Other Peer Companies were not particularly meaningful, as the investment strategies and portfolios of the Other Peer Companies are materially different than those of the Company.

The Board also compared the advisory fee rates paid by each of the Company and the Comparable Account to the Adviser. The Board noted the differences in the fee structures and that such differences could cause the Company to pay a higher or lower effective advisory fee rate than the Comparable Account in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different fund structures, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Company’s portfolio and the costs associated with operating as an investment adviser for a publicly-traded registered investment company.

In considering the advisory fee rates, the Board also discussed the Company’s use of leverage, including the Company’s previous issuance of preferred stock and debt securities. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the potential to increase the Adviser’s incentive fee and, with respect to preferred stock, the Adviser’s base management fee, and therefore may create a conflict of interest.

Based on its review, the Board concluded that each of the Company’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that, given (1) the complexity and time required to manage and monitor the types of CLO securities in which the Company invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity investments), and (3) the limited size of individual CLO transactions, growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on May 29, 2020 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2022 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the six months ended May 31, 2022, the Company recorded distributions on our common stock equal to $1.26 per share or $49.1 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account.

For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

*            *            *

End of Semiannual Report. Back Cover Follows.

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2022.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	August 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	August 16, 2022

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)

Date:	August 16, 2022